UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 2, 2009 (December 1, 2009)
HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
100 Crescent Court, Suite 1600, Dallas, Texas 75201-6915
(Address of Principal Executive Offices)
(214) 871-3555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On December 1, 2009, Holly Corporation (“Holly”) issued a press release announcing that one of its subsidiaries had completed the previously announced acquisition of certain refining assets of Sinclair Tulsa Refining Company (“Sinclair”) at Sinclair’s refining facility in Tulsa, Oklahoma (the “Sinclair Acquisition”). A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.
     In addition, on December 1, 2009, Holly issued a press release announcing that it sold to Holly Energy Partners, L.P. (“HEP”), (A) a newly constructed thirty-five mile 8” pipeline that connects HEP’s New Mexico crude oil gathering system to Holly’s Lovington, New Mexico refining facility (the “Beeson Pipeline”) and (B) a newly constructed sixty-five mile 16” pipeline connecting Holly’s refining facilities in Lovington, New Mexico to the terminus of a Centurion pipeline extending between West Texas and Cushing, Oklahoma (the “Roadrunner Pipeline”). A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein in its entirety.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless Holly specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing the information pursuant to Item 7.01, Holly makes no admission as to the materiality of any information in this report furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, or that any such information includes material investor information that is not otherwise publicly available.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is summary information that is intended to be considered in the context of Holly’s Securities and Exchange Commission (“SEC”) filings and other public announcements that Holly may make, by press release or otherwise, from time to time. Holly disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1 and 99.2, although Holly may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

ExhibitNo.	Description
99.1	Press Release Announcing the Completion of the Sinclair Acquisition, dated December 1, 2009
99.2	Press Release Announcing the Acquisition of the Beeson Pipeline and the Roadrunner Pipeline by HEP, dated December 1, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Scott C. Surplus
	Name:	Scott C. Surplus
	Title:	Vice President and Controller

Date: December 2, 2009

EXHIBIT INDEX

ExhibitNo.	Description
99.1	Press Release Announcing the Completion of the Sinclair Acquisition, dated December 1, 2009
99.2	Press Release Announcing the Acquisition of the Beeson Pipeline and the Roadrunner Pipeline by HEP, dated December 1, 2009

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